Consolidated Statements of Operations - USD ($)	12 Months Ended
	Sep. 30, 2019	Sep. 30, 2018
Consolidated Statements of Operations
Revenues	$ 0	$ 0
Operating expenses:
General and administrative expenses	3,974,919	4,565,522
Research and development expenses	2,396,838	2,884,245
Total operating expenses	6,371,757	7,449,767
Operating loss	(6,371,757)	(7,449,767)
Other income (expense)
Decrease (increase) to fair value of derivative	1,824,175	2,635,735
Total other income (expense)	1,824,175	2,635,735
Net loss	$ (4,547,582)	$ (4,814,032)
Earnings per share - basic and diluted
Net income (loss) per share - basic and diluted	$ (0.03)	$ (0.03)
Weighted common shares - basic and diluted	166,339,862	152,712,714